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                          SIMULATOR PURCHASE AGREEMENT
                                 (JOINT VENTURE)


                                 BY AND BETWEEN


                           JET AVIATION TRADING, INC.
                                     (BUYER)


                                       AND


                            FERSAM INTERNATIONAL LTD.
                                    (SELLER)
                                    (VENDOR)

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                                     INDEX


ARTICLE 1.     SCOPE OF AGREEMENT

ARTICLE 2.     DEFINITION OF PURCHASE

ARTICLE 3.     OWNERSHIP

ARTICLE 4.     INSURANCE

ARTICLE 5.     PURCHASE PRICE

ARTICLE 6.     MUTUAL UNDERSTANDING

ARTICLE 7.     GUARANTEE

ARTICLE 8.     TERM


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     This agreement ("Agreement") is entered into this 1st day of November 1996 by and between JET AVIATION TRADING, INC. ("BUYER") having its principal place of business at: 1170 N.W. 163rd. Drive, Miami, Florida 33169, USA and FERSAM INTERNATIONAL LIMITED ("SELLER") having its principal place of business at:
PA VERKUYLLAAN (ACHTER), 51-55 (FERSAMLAAN, 1171 EB BADHOEVEDORP, THE
NETHERLANDS.


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ARTICLE 1.  SCOPE OF AGREEMENT

     Seller is the owner of one (1) DC10-30 flight simulator manufactured by CAE Electronics LTD; and which is more fully described in Exhibit "A". Seller wishes to sell one-half (50%) ownership of this simulator to the buyer.

ARTICLE 2:  DEFINITION OF PURCHASED MATERIAL

     One (1) DC10-30 six axis flight simulator ("Material") manufactured by CAE Electronics to include all attaching hardware, computer system, computer software, visual system, canopy axis mechanism and all equipment required to operate the simulator.

ARTICLE 3.  OWNERSHIP

     Seller warrants that Seller currently and forever in the future will maintain title of the Material free and clear of any liens or encumbrances. Both Seller and Buyer are restricted from encumbering or restricting free and


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clear title. Upon signature of this agreement, Seller will convey one-half (50%)
ownership of the Material to Buyer. Buyer and Seller will equally participate in all revenues generated from the sale, lease or disassembly of the Material.
Buyer and Seller will equally participate in all expenses incurred relative to the Material's storage, transport, sale and/or maintenance.

ARTICLE 4.  INSURANCE

  Seller agrees to maintain adequate casualty, loss and transport insurance during the term of this agreement.

ARTICLE 5.  PURCHASE PRICE

  Seller agrees to sell to Buyer one-half (50%) interest in this Material for the sum of Two Hundred Twenty-Five Thousand dollars ($225,000.00). Seller agrees to accept payment of this sum from the Buyer in the form of U.S. currency and equity. It is agreed between the Buyer and Seller that the sum of U.S. currency and equity to be conveyed to the Seller by the Buyer is defined as follows:

     A) U.S. Currency: $125,000.00 payable in increments of $50,000.00 at contract signing and $75,000.00 payable within 45 days thereafter.

     B) Equity: $100,000.00 payable in the form of equity in the Buyers newly formed company, JET AVIATION TRADING, INC. Such equity will be the equivalent number of common stock shares as valued at the initial offering price. The initial offering per share price is estimated at +/- $2.50.



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ARTICLE 6.  MUTUAL UNDERSTANDING

     It is mutually agreed between the Buyer and the Seller that each party will endeavor to market, promote and sell the material with the sole intent to achieve the highest possible financial rate of return. Both parties of this agreement will agree by mutual consent, such issues as sale price, terms and conditions of each potential revenue producing transaction.

ARTICLE 7.  GUARANTEE

     Should the Seller at any time after April 30, 1997 desire to "convert" the equity portion of this transaction as described in ARTICLE 5 to U.S. currency, the Buyer hereby guarantees to purchase one hundred percent (100%) of the common stock shares originally issued to the Seller for the named value of $100,000.00. Such amount will be paid to Seller within thirty (30) days after such notice is provided to Buyer.

ARTICLE 8.  TERM

     This agreement will remain in effect until the Material is fully divested either by sale or other mutually agreed upon events.


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    The foregoing accurately represents the general terms, condition and synergy of the herein described transactions.

    IN WITNESS WHEREOF, the parties hereto have agreed as of the date first shown above.

FOR:  JET AVIATION TRADING, INC.
      --------------------------

BY:   /s/ JOSEPH J. NELSON
      --------------------------

NAME: JOSEPH J. NELSON
      --------------------------

TITLE: PRESIDENT
       -------------------------


DATE:  NOVEMBER 14, 1996
       -------------------------


FOR:  FERSAM INTERNATIONAL, LTD.
      --------------------------

BY:   /s/ NAZIE EL MASRY
      --------------------------

NAME: NAZIE EL MASRY
      --------------------------

TITLE: PRESIDENT
       -------------------------

DATE: NOVEMBER 14, 1996


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